EXHIBIT 99.2

Certification of Chief Executive Officer of Hypercom Corporation
pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I certify that: (i) the Quarterly Report on Form 10-Q for the period ended March 31, 2003 of Hypercom Corporation (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Hypercom Corporation.

By: /s/ C. S. Alexander

Christopher S. Alexander
Chief Executive Officer May 14, 2003